LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED DECEMBER 2, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 8, 2013, OF

LEGG MASON BW GLOBAL HIGH YIELD FUND

The following replaces the second paragraph in the section titled “Disclosure of Portfolio Holdings”:

The policy provides that information regarding the fund’s portfolio holdings may be shared with the fund’s manager, adviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel).

The following replaces the seventh paragraph in the section titled “Disclosure of Portfolio Holdings”:

The fund intends to disclose its complete portfolio holdings 14 calendar days after month-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Please retain this supplement for future reference.

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